Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of InterCloud Systems, Inc. for the three months ended September 30, 2013, I, Mark Munro, Chief Executive Officer of InterCloud Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the three months ended September 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the three months ended September 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of InterCloud Systems, Inc.

Date: November 14, 2013	By:	/s/ Mark Munro
Mark Munro
Chief Executive Officer